Oppenheimer Absolute Return Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Corporate Bond Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Currency Opportunities Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Main Street Small- & Mid-Cap Fund®	Oppenheimer Transition 2025 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2030 Fund
Oppenheimer Portfolio Series: Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Real Estate Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund

Prospectus Supplement dated January 5, 2011

This supplement amends the prospectus of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplement(s).

The first paragraph in the section titled “How to Buy, Sell and Exchange Shares –Limitations on Frequent Exchanges” is replaced with the following:

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

The first paragraph in the section titled “How to Buy, Sell and Exchange Shares-Exceptions to 30-Day Hold” is replaced with the following:

Exceptions to 30-Day Hold

•     Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, until June 1, 2011 all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days. Beginning June 1, 2011, exchanges into another fund from a money market fund will not be subject to the 30 calendar day block, but will continue to be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from such money market fund in its discretion pursuant to the exchange policy of such money market fund.

January 5, 2011                                                                                                             PS0000.058